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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                               _______________

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               _______________


        Date of report (Date of earliest event reported) July 12, 1998





                          SUCCESS BANCSHARES, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)





            Delaware                      0-23235                36-34976644
--------------------------------- ------------------------ ---------------------
(State or other jurisdiction      (Commission File Number)  (I.R.S. Employee
of incorporation)                                         Identification Number)




          One Marriott Drive,                                        60069

         Lincolnshire, Illinois
----------------------------------------------              --------------------
  (Address of principal executive offices)                        (Zip Code)




                               (847) 634-4200
            ----------------------------------------------------
            (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENTS


        Success Bancshares, Inc. (the "Company") has announced, with regret, the unexpected death of Saul D. Binder, President and Chief Executive Officer of the Company and its majority owned subsidiary, Success National Bank (the "Bank"). The Company has also announced the appointments of Christa N. Calabrese, who will maintain her titles as Executive Vice President and Chief Lending Officer of the Bank, as interim Chief Operating Officer of the Company and the Bank and of Sherwin Koopmans, a director of the Company, as interim Chairman of the Executive Committee of the Company and the Bank. Copies of the press releases issued by the Company with respect to such matters are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired.

        Not applicable.

(b)     Pro forma financial information.

        Not applicable.

(c)     Exhibits

        99.1  Press Release, issued on July 13, 1998, of Success Bancshares,
              Inc.

        99.2  Press Release, issued on July 15, 1998, of Success Bancshares,
              Inc.












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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         SUCCESS BANCSHARES, INC.
Date:  July 17, 1998


                                         By:   /s/  Christa N. Calabrese
                                             --------------------------------
                                               Name: Christa N. Calabrese
                                               Title:  Chief Operating Officer



















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                                EXHIBIT INDEX




Exhibt Number                   Description

        99.1    Press Release, issued on July 13, 1998, of Success Bancshares,
                Inc.

        99.2    Press Release, issued on July 15, 1998, of Success Bancshares,
                Inc.